EXHIBIT 10c7

                          AMENDMENT TO TRUST AGREEMENT



         THIS AMENDMENT, made as of the 24th day of February, 1997, among AMERICAN BRANDS, INC., a Delaware corporation (the "Company"), THE CHASE MANHATTAN BANK, a New York banking corporation (the "Trustee") and HEWITT ASSOCIATES LLC, a limited liability company formed under the laws of Illinois ("Hewitt")

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, the Company and the Trustee have entered into a Trust Agreement made as of February 1, 1989, as amended (the "Trust Agreement") for the purpose of establishing a trust in order to provide a source of benefits under the terms of the Company's Supplemental Plan (the "Plan") for the benefit of Mr. Thomas C. Hays and Hewitt is designated as Trustee's Contractor thereunder; and

         WHEREAS, the Company and the Executive entered into an agreement made as of February 24, 1997 providing for severance benefits and certain supplemental retirement benefits to the Executive under certain circumstances (the "Severance and Retirement Agreement") which superseded a retirement agreement made as of January 1, 1995 between the Company and the Executive; and

         WHEREAS, it is desired that the trust may be used for the purpose of providing a source of payments under the supplemental retirement provisions of the Severance and Retirement Agreement as well as under the Plan;

         NOW, THEREFORE, in consideration of the premises, the parties agree that the Trust Agreement is hereby amended as follows:

         1. Section 1.2 is hereby amended by changing the third sentence thereof to read as follows:

         "Upon the establishment of this Trust, and from time to time thereafter, the Company shall contribute to the Trust such amount in cash (or other property permitted by Section 3.6) as the Company shall determine to be appropriate to provide a source of the payments required under the terms of the Plan and the supplemental retirement provisions of the Severance and Retirement Agreement."

         2. Section 2.2 is hereby amended by changing the first four sentences thereof to read as follows:

         "The Company represents and agrees that the Trust established under this Agreement does not fund and is not intended to fund the Plan or benefits which may be payable under the supplemental retirement provisions of the Severance and Retirement Agreement, or any other employee benefit plan or program of the Company. Such Trust is and is intended to be a depository arrangement with the Trustee for the setting aside of cash and other assets of the Company for the meeting of part or all of its future obligations to the Executive and his Beneficiaries under the Plan and the supplemental retirement provisions of the Severance and Retirement Agreement. Contributions by the Company to this Trust shall be in respect of only the Executive. The purpose of this Trust is to provide a fund from which benefits may be payable under the Plan and the supplemental retirement provisions of the Severance and Retirement Agreement and as to which the Executive and his Beneficiaries may, by exercising the procedures set forth herein, have access to some or all of their benefits as such become due without having the payment of such benefits subject to the administrative control of the Company unless the Company becomes insolvent as defined in Section 2.1."

         3. Section 3.2 is hereby amended by changing the first sentence thereof to read as follows:

         "Except for the records dealing solely with the Fund and its investment, which shall be maintained by the Trustee, the Trustee's Contractor shall maintain all the Executive's records contemplated by this Agreement, including records of the Executive's compensation and benefits from the Company, the amount of his benefits accrued under the Plan and the supplemental retirement provisions of the Severance and Retirement Agreement, the Executive's Beneficiary designation, the Company's contributions to the Fund and such other records as may be necessary for determining the amount payable to the Executive or his Beneficiary under the Plan and the supplemental retirement provisions of the Severance and Retirement Agreement."

         4. Section 3.4 is hereby amended by changing the first two sentences thereof to read as follows:

         "Upon the direction of the Company or upon the application of the Executive or Beneficiary of a deceased Executive by submission of a Payment Demand Notice in the form attached hereto as Schedule A, a copy of which shall be delivered by the Trustee's Contractor to the Company, the Trustee's Contractor shall prepare and deliver to the Trustee within thirty days of receipt of such direction or application a certification to the Trustee that the Executive's benefits under the Plan and the supplemental retirement provisions of the Severance and Retirement Agreement have become payable, and shall deliver a copy of such certification to the Company and to the Executive or Beneficiary. In preparing such certification, the Trustee's Contractor shall obtain updated information from the Company for calculating benefits under the Plan and the supplemental retirement provisions of the Severance and Retirement Agreement."

         5. Section 3.5 is hereby amended by changing the first two sentences thereof as follows:

         "Upon the payment of all Company liabilities under the Plan and the supplemental retirement provisions of the Severance and Retirement Agreement to the Executive and Beneficiaries, the Trustee's Contractor shall prepare a certification to the Trustee, the Executive or his Beneficiary and to the Company, and the Trustee shall thereupon hold or distribute the Fund in accordance with the written instructions of the Company. At no time prior to the Company's insolvency, as defined in
         Section 2.1, or the payment of all liabilities of the Company under the Plan and the supplemental retirement provisions of the Severance and Retirement Agreement in respect of the Executive and his Beneficiaries shall any part of the Fund revert to the Company."

         6. Section 3.6 is hereby amended by changing the first sentence thereof to read as follows:

         "Nothing provided in this Agreement shall relieve the Company of its liabilities to pay the benefits provided under the Plan and the supplemental retirement provisions of the Severance and Retirement Agreement except to the extent such liabilities are met by application of Fund assets."

         7. Section 4.1 is hereby amended by changing the first sentence thereof to read as follows:

         "The Company shall provide the Trustee's Contractor with a complete copy of the Plan and the Severance and Retirement Agreement and all amendments thereto and of the resolutions of the Board of Directors of the Company or its Compensation and Stock Option Committee approving the Plan and the Severance and Retirement Agreement and all amendments thereto, promptly upon their adoption."

         8. Section 4.1 is hereby further amended by changing the last sentence thereof to read as follows:

         "The Company shall be responsible for keeping accurate books and records with respect to the Executive, his compensation and his rights and interests in the Fund under the Plan and the supplemental retirement provisions of the Severance and Retirement Agreement."

         9. Section 9.1 is hereby amended by changing the second sentence thereof to read as follows:

         "Upon receipt by the Company and the Executive or his Beneficiaries of a written certification from the Trustee's Contractor that all liabilities have been paid with respect to the Executive or his Beneficiaries under the Plan and the supplemental retirement provisions of the Severance and Retirement Agreement, the Company pursuant to a resolution of its Board of Directors or Compensation and Stock Option Committee may terminate the Trust upon delivery to the Trustee and the Executive or his Beneficiaries of (a) a certified copy of such resolution, (b) an original certification of the Trustee's Contractor that all such liabilities have been paid and (c) a written instrument of termination duly executed and acknowledged in the same form as this Agreement."

         10. Section 11.3 is hereby amended by changing the first sentence thereof to read as follows:

         "No right or interest of the Executive or his Beneficiary under the Plan, under the supplemental retirement provisions of the Severance and Retirement Agreement or in the Fund shall be transferable or assignable or shall be subject to alienation, anticipation or encumbrance, and no right or interest of the Executive or Beneficiary in the Plan or in the Fund shall be subject to any garnishment, attachment or execution."

         IN WITNESS WHEREOF, the parties have caused this AMENDMENT to be duly executed as of the day and year first written above.

                                    AMERICAN BRANDS, INC.
Attest:



Louis F. Fernous, Jr.              By  Steven C. Mendenhall
---------------------                 ---------------------------
     Secretary                        Steven C. Mendenhall
                                      Senior Vice President and
                                      Chief Administrative Officer

                                    THE CHASE MANHATTAN BANK
Attest:



Scott P. Callahan                  By  Mark J. Altschuler
-----------------                     -------------------------
                                      Mark J. Altschuler
                                      Vice President

                                    HEWITT ASSOCIATES LLC
Attest:



Barbara C. Checkon                  By  C.L. Connolly III
------------------                     ------------------------


         I hereby consent to the foregoing AMENDMENT.

Witness:

                                                  Thomas C. Hays
                                               ---------------------
   Diane Cuomo                                    Thomas C. Hays
------------------

STATE OF CONNECTICUT )
                     : ss.: Old Greenwich, CT-March 24, 1997
COUNTY OF FAIRFIELD  )

         Personally appeared Steven C. Mendenhall, Senior Vice President and Chief Administrative Officer of AMERICAN BRANDS, INC., signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Senior Vice President and Chief Administrative Officer and the free act and deed of said Corporation, before me.


                                                  Mark S. Lyon
                                              ----------------------
                                                  Notary Public



STATE OF NEW YORK  )
                   : ss.:  New York, NY-April 28, 1997
COUNTY OF NEW YORK )

         Personally appeared Mark J. Altschuler, Vice President of THE CHASE MANHATTAN BANK, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Vice President and the free act and deed of said Company, before me.


                                                 Preeta S. Balladin
                                              ------------------------
                                                   Notary Public



STATE OF ILLINOIS )
                  : ss.: Lincolnshire, IL-June 3, 1997
COUNTY OF LAKE    )

         Personally appeared C.L. Connolly, III, Principal, of HEWITT ASSOCIATES LLC, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Principal and the free act and deed of said Limited Liability Company, before me.

                                                    Ann F. Eckstein
                                               -------------------------
                                                     Notary Public



STATE OF CONNECTICUT )
                     : ss.: Old Greenwich, CT-March 25, 1997
COUNTY OF FAIRFIELD  )

         Personally appeared THOMAS C. HAYS, signer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

                                                    Louis F. Fernous, Jr.
                                               -----------------------------
                                                      Notary Public